UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 11, 2020, the Board of Directors (the “Board”) of The Western Union Company (the “Company”) amended and restated the Company’s By-laws (the “By-laws”), effective on that date, to align the Company’s proxy access By-laws with current customary practice regarding proxy access bylaws. The amendments, among other things:

●	Limit to twenty (20) the number of stockholders that may aggregate their ownership of common stock for purposes of meeting the three percent (3%) ownership threshold required to nominate a person for election to the Board in the Company’s proxy statement.
●	Require a stockholder or stockholder group (“Nominating Stockholder”) seeking to nominate a person for election to the Board (“Stockholder Nominee”) to make certain additional representations and agreements in connection with the nomination.
●	Provide that a Stockholder Nominee may be excluded from the Company’s proxy statement if the Nominating Stockholder breaches the agreements and representations of the By-laws.
●	Revise the number of Stockholder Nominees that may be included in the Company’s proxy statement from 20% of the number of directors on the Board to the greater of (i) two or (ii) 20% of the number of directors on the Board.
●	Increase the number of words from 250 to 500 that a Nominating Stockholder may include in its statement in support of its Stockholder Nominee in the Company’s proxy statement.
●	Make certain other clarifying and conforming changes.

The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the text of the By-laws, as amended, which are filed as Exhibit 3.2 to this Current Report on Form 8-K, and are incorporated by reference in their entirety into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

3.2	By-laws of the Company, as amended as of December 11, 2020.

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2020	THE WESTERN UNION COMPANY
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary